Exhibit 99

Quarterly Financial Supplement—September 30, 2004

Household International, Inc.

Basis of Reporting

Non-GAAP Financial Measures

This Quarterly Financial Supplement includes financial information which is presented on a non-GAAP basis as discussed below. Information included in this Quarterly Financial Supplement is intended to supplement and should not be considered a substitute for owned basis reporting. This Quarterly Financial Supplement should be read in conjunction with the owned basis information reported in our Quarterly Reports on Form 10-Q.

See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent owned basis GAAP financial information.

Managed basis reporting We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest income, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statements of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios. As the level of our securitized receivables falls over time, managed basis and owned basis results will eventually converge, and we will only report owned basis results.

Operating results, percentages and ratios Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding $167 million, after-tax, of HSBC acquisition related costs and other merger related items incurred by Household in the first quarter of 2003. This nonrecurring item is also excluded in calculating our operating basis efficiency ratios. We believe that excluding this nonrecurring item helps readers of our financial statements to better understand the results and trends of our underlying business.

A reconciliation of net income to operating net income follows:

	Three Months Ended			Nine Months Ended
	9/30/04	6/30/04	9/30/03	9/30/04	9/30/03
	($ millions)
Net income	$322	$395	$472	$1,198	$1,091
HSBC acquisition related costs and other merger related items incurred by Household, after-tax	—	—	—	—	167

Operating net income	$322	$395	$472	$1,198	$1,258

Household International, Inc.

Predecessor and Successor Periods

Household’s acquisition by HSBC on March 28, 2003 has resulted in a new basis of accounting reflecting the fair value of our assets and liabilities for the “successor” period beginning March 29, 2003. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability with the “successor” period beginning March 29, 2003. To assist in the comparability of our financial results and to make it easier to discuss and understand our results of operations, this Quarterly Financial Supplement combines the “predecessor” period (January 1 to March 28, 2003) with the “successor” period (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003.

Reclassifications

Certain reclassifications have been made to prior period amounts to conform to the current period presentation. Immaterial adjustments have been made to decrease finance income and increase securitization revenue as reported in prior periods. These adjustments reflect corrections after discovery of a system programming error in the posting of finance income between owned receivables and receivables serviced with limited recourse. Reported net income for all prior periods was not affected.

Household International, Inc.

Consolidated Statements of Income—Owned Basis

Three Months

	Three Months Ended			% Change from Prior
	9/30/04	6/30/04	9/30/03	Qtr.	Year
	(dollars are in millions)
Finance and other interest income	$2,779	$2,637	$2,571	5.4%	8.1%
Interest expense	744	640	557	16.3	33.6

Net interest income	2,035	1,997	2,014	1.9	1.0
Provision for credit losses	1,123	997	1,001	12.6	12.2

Net interest income after provision for credit losses	912	1,000	1,013	(8.8)	(10.0)

Other revenues:
Securitization revenue	267	266	387.4		(31.0)
Insurance revenue	203	204	193	(.5)	5.2
Investment income	36	30	37	20.0	(2.7)
Fee income	302	242	266	24.8	13.5
Other income	161	184	68	(12.5)	100+

Total other revenues	969	926	951	4.6	1.9

Costs and expenses:
Salaries and fringe benefits	472	457	493	3.3	(4.3)
Sales incentives	91	90	77	1.1	18.2
Occupancy and equipment expenses	77	77	95	—	(18.9)
Other marketing expenses	174	131	128	32.8	35.9
Other servicing and administrative expenses	235	198	282	18.7	(16.7)
Support services from affiliates	183	196	—	(6.6)	100.0
Amortization of acquired intangibles	83	79	82	5.1	1.2
Policyholders’ benefits	93	93	95	—	(2.1)

Total costs and expenses	1,408	1,321	1,252	6.6	12.5

Income before income tax expense	473	605	712	(21.8)	(33.6)
Income tax expense	151	210	240	(28.1)	(37.1)

Net income	$322	$395	$472	(18.5)%	(31.8)%

Household International, Inc.

Consolidated Statements of Income—Owned Basis

Securitization Revenue

	Three Months Ended
	9/30/04	6/30/04	9/30/03
	(in millions)
Net initial gains	$—	$22	$25
Net replenishment gains	112	113	138
Servicing revenue and excess spread	155	131	224

Total	$267	$266	$387

Receivables Securitized

	Three Months Ended
	9/30/04	6/30/04	9/30/03
	(in millions)
Auto finance	$—	$300	$—
MasterCard/Visa(1)	—	500	350
Private label	—	190	—
Personal non-credit card	—	—	885

Total	$—	$990	$1,235

(1)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Household International, Inc.

Consolidated Statements of Income—Owned Basis

Nine Months

	Nine Months Ended
	9/30/04	9/30/03(1)	% Change
	(dollars are in millions)
Finance and other interest income	$7,945	$7,616	4.3%
Interest expense	2,021	2,027	(.3)

Net interest income	5,924	5,589	6.0
Provision for credit losses	3,048	3,050	(.1)

Net interest income after provision for credit losses	2,876	2,539	13.3

Other revenues:
Securitization revenue	881	1,114	(20.9)
Insurance revenue	618	553	11.8
Investment income	107	151	(29.1)
Fee income	808	783	3.2
Other income	650	484	34.3

Total other revenues	3,064	3,085	(.7)

Costs and expenses:
Salaries and fringe benefits	1,415	1,490	(5.0)
Sales incentives	260	199	30.7
Occupancy and equipment expenses	237	297	(20.2)
Other marketing expenses	437	407	7.4
Other servicing and administrative expenses	659	869	(24.2)
Support services from affiliates	556	—	100.0
Amortization of acquired intangibles	278	175	58.9
Policyholders’ benefits	299	287	4.2
HSBC acquisition related costs incurred by Household	—	198	(100.0)

Total costs and expenses	4,141	3,922	5.6

Income before income tax expense	1,799	1,702	5.7
Income tax expense	601	611	(1.6)

Net income	$1,198	$1,091	9.8%

HSBC acquisition related costs incurred by Household	—	167	(100.0)

Operating net income(2)	$1,198	$1,258	(4.8)%

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Consolidated Statements of Income—Owned Basis

Securitization Revenue

	Nine Months Ended
	9/30/04	9/30/03(1)
	(in millions)
Net initial gains	$25	$92
Net replenishment gains	344	410
Servicing revenue and excess spread	512	612

Total	$881	$1,114

Receivables Securitized

	Nine Months Ended
	9/30/04	9/30/03(1)
	(in millions)
Auto finance	$—	$1,007
MasterCard/Visa	550	670
Private label	190	250
Personal non-credit card	—	1,700

Total	$740	$3,627

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Receivables Analysis

End-of-Period Receivables

				% Change from Prior
	9/30/04	6/30/04	9/30/03	Qtr.	Year
	(dollars are in millions)
Owned receivables:
Real estate secured(1)	$58,726	$56,033	$52,769	4.8%	11.3%
Auto finance	6,823	5,459	3,701	25.0	84.4
MasterCard/Visa	11,666	10,816	9,892	7.9	17.9
Private label	14,000	12,759	12,407	9.7	12.8
Personal non-credit card	14,888	14,019	13,850	6.2	7.5
Commercial and other	334	346	409	(3.5)	(18.3)

Total owned receivables	106,437	99,432	93,028	7.0	14.4

Receivables serviced with limited recourse:
Real estate secured	165	176	214	(6.3)	(22.9)
Auto finance	3,060	3,877	4,700	(21.1)	(34.9)
MasterCard/Visa	8,843	9,345	9,927	(5.4)	(10.9)
Private label	3,921	4,723	4,261	(17.0)	(8.0)
Personal non-credit card	4,186	4,715	5,007	(11.2)	(16.4)

Total receivables serviced with limited recourse	20,175	22,836	24,109	(11.7)	(16.3)

Managed receivables: (2)
Real estate secured	58,891	56,209	52,983	4.8	11.2
Auto finance	9,883	9,336	8,401	5.9	17.6
MasterCard/Visa	20,509	20,161	19,819	1.7	3.5
Private label	17,921	17,482	16,668	2.5	7.5
Personal non-credit card(3)	19,074	18,734	18,857	1.8	1.2
Commercial and other	334	346	409	(3.5)	(18.3)

Total managed receivables	$126,612	$122,268	$117,137	3.6%	8.1%

(1)	Real estate secured receivable levels reflect sales to HSBC Bank USA, N.A. of $.9 billion on March 31, 2004 and $2.8 billion on December 31, 2003.
(2)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information.
(3)	Personal non-credit card receivables are comprised of the following:

	9/30/04	6/30/04	9/30/03
	(in millions)
Domestic personal unsecured	$10,054	$9,788	$10,046
Union Plus personal unsecured	510	576	755
Personal homeowner loans	4,587	4,555	4,692
Foreign unsecured	3,923	3,815	3,364

Total	$19,074	$18,734	$18,857

Household International, Inc.

Financial Highlights—Managed Basis(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended						% Change from Prior
	9/30/04	(2)	6/30/04	(2)	9/30/03	(2)	Qtr.	Year
	(dollars are in millions)
Finance and other interest income	$3,494	10.79%	$3,417	10.95%	$3,419	11.43%	2.3%	2.2%
Interest expense	877	2.71	768	2.46	690	2.31	14.2	27.1

Net interest income	2,617	8.08%	2,649	8.49%	2,729	9.12%	(1.2)	(4.1)
Provision for credit losses	891		1,145		1,421		(22.2)	(37.3)

Net interest income after provision for credit losses	$1,726		$1,504		$1,308		14.8%	32.0%

Other revenues:
Insurance revenue	$203		$204		$193		(.5)%	5.2%
Investment income	36		30		37		20.0	(2.7)
Fee income	497		440		458		13.0	8.5
Securitization revenue	(742)		(436)		(100)		70.2	100+
Other income	161		184		68		(12.5)	100+

Total other revenues	$155		$422		$656		(63.3)%	(76.4)%

Average managed receivables
Real estate secured	$57,741		$54,398		$51,274		6.1%	12.6%
Auto finance	9,598		9,178		8,082		4.6	18.8
MasterCard/Visa	20,441		20,212		19,300		1.1	5.9
Private label	17,626		17,362		16,348		1.5	7.8
Personal non-credit card	18,928		18,568		18,849		1.9	.4
Commercial and other	336		367		418		(8.4)	(19.6)
Purchase accounting fair value adjustments	295		346		505		(14.7)	(41.6)

Average managed receivables	$124,965		$120,431		$114,776		3.8%	8.9%
Average noninsurance investments	3,878		3,728		4,309		4.0	(10.0)
Other interest-earning assets	654		647		633		1.1	3.3

Average managed interest-earning assets	$129,497		$124,806		$119,718		3.8%	8.2%

Selected Financial Ratios:
Return on average managed assets	.88%		1.12%		1.39%		(21.4)%	(36.7)%
Efficiency ratio	49.1		41.3		35.2		18.9	39.5
Net interest margin	8.08		8.49		9.12		(4.8)	(11.4)
Risk adjusted revenue	6.64		6.86		7.19		(3.2)	(7.6)

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(2)	% Columns: comparison to average managed interest-earning assets, annualized.

Household International, Inc.

Financial Highlights—Managed Basis(1)

Revenues, Average Interest-Earning Assets and Net Interest Income

Nine Months

	Nine Months Ended
	9/30/04	(2)	9/30/03(3)	(2)	% Change
	(dollars are in millions)
Finance and other interest income	$10,327	10.89%	$10,210	11.71%	1.1%
Interest expense	2,417	2.55	2,459	2.82	(1.7)

Net interest income	7,910	8.34%	7,751	8.89%	2.1
Provision for credit losses	3,217		4,494		(28.4)

Net interest income after provision for credit losses	$4,693		$3,257		44.1%

Other revenues:
Insurance revenue	$618		$553		11.8%
Investment income	107		151		(29.1)
Fee income	1,399		1,297		7.9
Securitization revenue	(1,527)		(118)		100+
Other income	650		484		34.3

Total other revenues	$1,247		$2,367		(47.3)%

Average managed receivables
Real estate secured	$54,768		$48,883		12.0%
Auto finance	9,226		7,682		20.1
MasterCard/Visa	20,492		18,922		8.3
Private label	17,486		15,668		11.6
Personal non-credit card	18,784		19,099		(1.6)
Commercial and other	365		440		(17.0)
Purchase accounting fair value adjustments	344		381		(9.7)

Average managed receivables	$121,465		$111,075		9.4%
Average noninsurance investments	4,307		4,604		(6.5)
Other interest-earning assets	647		626		3.4

Average managed interest-earning assets	$126,419		$116,305		8.7%

Selected Financial Ratios:
Return on average managed assets	1.11%		1.11%		—%
Efficiency ratio	43.4		37.0		17.3
Net interest margin	8.34		8.89		(6.2)
Risk adjusted revenue	6.87		7.21		(4.7)
Excluding Nonrecurring Items/Operating Basis: (4)
Return on average managed assets	1.11		1.27		(12.6)
Efficiency ratio	43.4		35.0		24.0

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(2)	% Columns: comparison to average managed interest-earning assets, annualized.
(3)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to September 30, 2003) to present “combined” results for the nine months ended September 30, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(4)	Operating net income is a non-GAAP financial measure which is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Credit Quality/Credit Loss Reserves—Managed Basis(1)

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	9/30/04	6/30/04	9/30/03
Real estate secured	3.30%	3.41%	4.23%
Auto finance	2.74	3.03	3.82
MasterCard/Visa	4.44	4.21	4.29
Private label	4.76	4.81	5.24
Personal non-credit card	9.52	9.81	10.42

Total	4.59%	4.70%	5.36%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	9/30/04	6/30/04	9/30/03
Real estate secured	1.19%	1.04%	.91%
Auto finance	6.04	5.04	7.08
MasterCard/Visa	6.92	7.62	7.12
Private label	4.85	4.92	5.46
Personal non-credit card	10.12	11.00	10.72

Total	4.38%	4.57%	4.68%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.31%	1.47%	1.36%

Credit Loss Reserves

	9/30/04	6/30/04	9/30/03
	(dollars are in millions)
Reserves for managed receivables at beginning of quarter	$5,699	$5,912	$5,639
Provision for credit losses	891	1,145	1,421
Charge-offs, net of recoveries	(1,363)	(1,367)	(1,334)
Other, net	(28)	9	7

Reserves for managed receivables at end of quarter	$5,199	$5,699	$5,733

Reserves as a percent of managed receivables	4.11%	4.66%	4.89%

Nonperforming Assets

	9/30/04	6/30/04	9/30/03
	(dollars are in millions)
Nonaccrual managed receivables	$3,476	$3,506	$3,944
Accruing managed receivables 90 or more days delinquent	1,201	1,135	1,188
Renegotiated commercial loans	1	1	2

Total nonperforming managed receivables	4,678	4,642	5,134
Real estate owned	601	624	543

Total nonperforming assets	$5,279	$5,266	$5,677

Managed credit loss reserves as a percent of nonperforming managed receivables	111.1%	122.8%	111.7%

(1)	Managed basis reporting is a non-GAAP financial measure. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Household International, Inc.

Reconciliation to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Income

Three Months

	Three Months Ended 9/30/04			Three Months Ended 6/30/04			Three Months Ended 9/30/03
	Owned	Serviced with Limited Recourse(1)	Managed	Owned	Serviced with Limited Recourse(1)	Managed	Owned	Serviced with Limited Recourse(1)	Managed
	(dollars are in millions)
Finance and other interest income	$2,779	$715	$3,494	$2,637	$780	$3,417	$2,571	$848	$3,419
Interest expense	744	133	877	640	128	768	557	133	690

Net interest income	2,035	582	2,617	1,997	652	2,649	2,014	715	2,729
Provision for credit losses	1,123	(232)	891	997	148	1,145	1,001	420	1,421

Net interest income after provision for credit losses	$912	$814	$1,726	$1,000	$504	$1,504	$1,013	$295	$1,308

Other revenues:
Securitization revenue	$267	$(1,009)	$(742)	$266	$(702)	$(436)	$387	$(487)	$(100)
Insurance revenue	203	—	203	204	—	204	193	—	193
Investment income	36	—	36	30	—	30	37	—	37
Fee income	302	195	497	242	198	440	266	192	458
Other income	161	—	161	184	—	184	68	—	68

Total other revenues	$969	$(814)	$155	$926	$(504)	$422	$951	$(295)	$656

Average receivables:
Real estate secured	$57,570	$171	$57,741	$54,220	$178	$54,398	$51,047	$227	$51,274
Auto finance	6,238	3,360	9,598	5,197	3,981	9,178	3,113	4,969	8,082
MasterCard/Visa	11,251	9,190	20,441	10,913	9,299	20,212	9,697	9,603	19,300
Private label	13,310	4,316	17,626	12,249	5,113	17,362	12,107	4,241	16,348
Personal non-credit card	14,423	4,505	18,928	13,571	4,997	18,568	14,170	4,679	18,849
Commercial and other	336	—	336	367	—	367	418	—	418
Purchase accounting fair value adjustments	295	—	295	346	—	346	505	—	505

Average receivables	$103,423	$21,542	$124,965	$96,863	$23,568	$120,431	$91,057	$23,719	$114,776
Average noninsurance investments	3,878	—	3,878	3,728	—	3,728	4,309	—	4,309
Other interest-earning assets	654	—	654	647	—	647	633	—	633

Average interest-earning assets	$107,955	$21,542	$129,497	$101,238	$23,568	$124,806	$95,999	$23,719	$119,718

Net interest income as a percentage of average interest-earning assets	7.54%	10.81%	8.08%	7.89%	11.06%	8.49%	8.39%	12.06%	9.12%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Household International, Inc.

Reconciliation to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Income

Nine Months

	Nine Months Ended 9/30/04			Nine Months Ended 9/30/03
	Owned	Serviced with Limited Recourse(1)	Managed	Owned	Serviced with Limited Recourse(1)	Managed
	(dollars are in millions)
Finance and other interest income	$7,945	$2,382	$10,327	$7,616	$2,594	$10,210
Interest expense	2,021	396	2,417	2,027	432	2,459

Net interest income	5,924	1,986	7,910	5,589	2,162	7,751
Provision for credit losses	3,048	169	3,217	3,050	1,444	4,494

Net interest income after provision for credit losses	$2,876	$1,817	$4,693	$2,539	$718	$3,257

Other revenues:
Securitization revenue	$881	$(2,408)	$(1,527)	$1,114	$(1,232)	$(118)
Insurance revenue	618	—	618	553	—	553
Investment income	107	—	107	151	—	151
Fee income	808	591	1,399	783	514	1,297
Other income	650	—	650	484	—	484

Total other revenues	$3,064	$(1,817)	$1,247	$3,085	$(718)	$2,367

Average receivables:
Real estate secured	$54,589	$179	$54,768	$48,588	$295	$48,883
Auto finance	5,315	3,911	9,226	2,573	5,109	7,682
MasterCard/Visa	11,097	9,395	20,492	9,229	9,693	18,922
Private label	12,589	4,897	17,486	11,735	3,933	15,668
Personal non-credit card	13,703	5,081	18,784	14,144	4,955	19,099
Commercial and other	365	—	365	440	—	440
Purchase accounting fair value adjustments	344	—	344	381	—	381

Average receivables	$98,002	$23,463	$121,465	$87,090	$23,985	$111,075
Average noninsurance investments	4,307	—	4,307	4,604	—	4,604
Other interest-earning assets	647	—	647	626	—	626

Average interest-earning assets	$102,956	$23,463	$126,419	$92,320	$23,985	$116,305

Net interest income as a percentage of average interest-earning assets	7.67%	11.29%	8.34%	8.07%	12.02%	8.89%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Household International, Inc.

Reconciliation to GAAP Financial Measures

Selected Financial Ratios

	Three Months Ended			Nine Months Ended
	9/30/04	6/30/04	9/30/03	9/30/04	9/30/03
	(dollars are in millions)
Return on Average Common Shareholder’s(s’) Equity:
Net income	$322	$395	$472	$1,198	$1,091
Dividends on preferred stock	(18)	(18)	(18)	(54)	(58)

Net income available to common shareholders	$304	$377	$454	$1,144	$1,033
HSBC acquisition related costs incurred by Household	—	—	—	—	167

Operating net income available to common shareholders	$304	$377	$454	$1,144	$1,200

Average common shareholder’s(s’) equity	$17,573	$17,345	$15,434	$17,239	$13,266

Return on average common shareholder’s(s’) equity	6.9%	8.7%	11.8%	8.8%	10.4%
Return on average common shareholder’s(s’) equity, operating basis	6.9	8.7	11.8	8.8	12.1

Return on Average Assets:
Net income	$322	$395	$472	$1,198	$1,091
Operating net income	322	395	472	1,198	1,258

Average assets:
Owned basis	$124,531	$117,523	$112,095	$120,506	$107,632
Serviced with limited recourse	21,542	23,568	23,719	23,462	23,985

Managed basis	$146,073	$141,091	$135,814	$143,968	$131,617

Return on average owned assets	1.03%	1.34%	1.68%	1.33%	1.35%
Return on average owned assets, operating basis	1.03	1.34	1.68	1.33	1.56
Return on average managed assets	.88	1.12	1.39	1.11	1.11
Return on average managed assets, operating basis	.88	1.12	1.39	1.11	1.27

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,315	$1,229	$1,157	$3,842	$3,635
HSBC acquisition related costs incurred by Household	—	—	—	—	(198)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,315	$1,229	$1,157	$3,842	$3,437

Net interest income and other revenues less policyholders’ benefits:
Owned basis	$2,911	$2,831	$2,870	$8,689	$8,387
Serviced with limited recourse	(232)	148	420	169	1,444

Managed basis	$2,679	$2,979	$3,290	$8,858	$9,831

Owned basis efficiency ratio	45.2%	43.4%	40.3%	44.2%	43.3%
Owned basis efficiency ratio, operating basis	45.2	43.4	40.3	44.2	41.0
Managed basis efficiency ratio	49.1	41.3	35.2	43.4	37.0
Managed basis efficiency ratio, operating basis	49.1	41.3	35.2	43.4	35.0

Managed Basis Risk Adjusted Revenue:
Net interest income	$2,617	$2,649	$2,729	$7,910	$7,751
Other revenues, excluding securitization revenue	897	858	756	2,774	2,485
Less: Net charge-offs	(1,363)	(1,367)	(1,334)	(4,172)	(3,950)

Risk adjusted revenue	$2,151	$2,140	$2,151	$6,512	$6,286
Average interest-earning assets	129,497	124,806	119,718	126,419	116,305

Managed basis risk adjusted revenue	6.64%	6.86%	7.19%	6.87%	7.21%

Household International, Inc.

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-Months- and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months- and-Over Contractual Delinquency(1)	Net Charge- offs	Average Consumer Receivables	Net Charge-offs(1)
	(dollars are in millions)
September 30, 2004
Owned:
First mortgage	$2	$27	5.78%	$—	$28.41%
Real estate secured	1,921	58,726	3.27	171	57,570	1.19
Auto finance	124	6,823	1.81	57	6,238	3.66
MasterCard/Visa	681	11,666	5.84	239	11,251	8.50
Private label	660	14,000	4.72	159	13,310	4.79
Personal non-credit card	1,314	14,888	8.83	343	14,423	9.50

Total	$4,702	$106,130	4.43%	$969	$102,820	3.77%

Serviced with Limited Recourse:
Real estate secured	$21	$165	12.73%	$—	$171	—%
Auto finance	146	3,060	4.77	88	3,360	10.48
MasterCard/Visa	230	8,843	2.60	115	9,190	5.01
Private label	193	3,921	4.92	55	4,316	5.10
Personal non-credit card	502	4,186	11.99	136	4,505	12.08

Total	$1,092	$20,175	5.41%	$394	$21,542	7.32%

Managed:
First mortgage	$2	$27	5.78%	$—	$28.41%
Real estate secured	1,942	58,891	3.30	171	57,741	1.19
Auto finance	270	9,883	2.74	145	9,598	6.04
MasterCard/Visa	911	20,509	4.44	354	20,441	6.92
Private label	853	17,921	4.76	214	17,626	4.85
Personal non-credit card	1,816	19,074	9.52	479	18,928	10.12

Total	$5,794	$126,305	4.59%	$1,363	$124,362	4.38%

June 30, 2004
Owned:
First mortgage	$2	$29	5.57%	$—	$39	3.05%
Real estate secured	1,897	56,033	3.39	142	54,220	1.04
Auto finance	116	5,459	2.12	40	5,197	3.05
MasterCard/Visa	631	10,816	5.83	270	10,913	9.91
Private label	638	12,759	5.00	155	12,249	5.06
Personal non-credit card	1,250	14,019	8.92	359	13,571	10.59

Total	$4,534	$99,115	4.57%	$966	$96,189	4.02%

Serviced with Limited Recourse:
Real estate secured	$21	$175	11.87%	$—	$178.67%
Auto finance	167	3,877	4.31	76	3,981	7.64
MasterCard/Visa	217	9,345	2.32	115	9,299	4.94
Private label	202	4,723	4.28	59	5,113	4.58
Personal non-credit card	587	4,716	12.45	151	4,997	12.11

Total	$1,194	$22,836	5.23%	$401	$23,568	6.81%

Managed:
First mortgage	$2	$29	5.57%	$—	$39	3.05%
Real estate secured	1,918	56,208	3.41	142	54,398	1.04
Auto finance	283	9,336	3.03	116	9,178	5.04
MasterCard/Visa	848	20,161	4.21	385	20,212	7.62
Private label	840	17,482	4.81	214	17,362	4.92
Personal non-credit card	1,837	18,735	9.81	510	18,568	11.00

Total	$5,728	$121,951	4.70%	$1,367	$119,757	4.57%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding

Household International, Inc.

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (continued)

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
	Two-Months- and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months-and- Over Contractual Delinquency(1)	Net Charge- offs	Average Consumer Receivables	Net Charge-offs(1)
	(dollars are in millions)
September 30, 2003
Owned:
First mortgage	$4	$37	11.65%	$—	$38	1.06%
Real estate secured	2,217	52,769	4.20	116	51,047.91
Auto finance	79	3,701	2.14	36	3,113	4.62
MasterCard/Visa	593	9,892	5.99	209	9,697	8.61
Private label	694	12,407	5.59	162	12,107	5.35
Personal non-credit card	1,379	13,850	9.96	374	14,170	10.55

Total	$4,966	$92,656	5.36%	$897	$90,172	3.98%

Serviced with Limited Recourse:
Real estate secured	$25	$214	11.68%	$1	$227	1.94%
Auto finance	242	4,700	5.15	107	4,969	8.61
MasterCard/Visa	257	9,927	2.59	135	9,603	5.61
Private label	179	4,261	4.21	61	4,241	5.79
Personal non-credit card	586	5,007	11.71	131	4,679	11.22

Total	$1,289	$24,109	5.35%	$435	$23,719	7.34%

Managed:
First mortgage	$4	$37	11.65%	$—	$38	1.06%
Real estate secured	2,242	52,983	4.23	117	51,274.91
Auto finance	321	8,401	3.82	143	8,082	7.08
MasterCard/Visa	850	19,819	4.29	344	19,300	7.12
Private label	873	16,668	5.24	223	16,348	5.46
Personal non-credit card	1,965	18,857	10.42	505	18,849	10.72

Total	$6,255	$116,765	5.36%	$1,332	$113,891	4.68%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

Household International, Inc.

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (continued)

	Owned	Serviced with Limited Recourse	Managed
	(dollars are in millions)
Real Estate Charge-offs and REO Expense:

Three months ended September 30, 2004
Real estate charge-offs and REO expense	$189	$—	$189
Average real estate secured receivables	57,570	171	57,741

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.31%	—	1.31%

Three months ended June 30, 2004
Real estate charge-offs and REO expense	$199	$—	$199
Average real estate secured receivables	54,220	178	54,398

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.47%	.67%	1.47%

Three months ended September 30, 2003
Real estate charge-offs and REO expense	$173	$1	$174
Average real estate secured receivables	51,047	227	51,274

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables(1)	1.35%	1.94%	1.36%

(1)	Certain percentages may not recompute from the dollar figures presented due to rounding.

Household International, Inc.

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (continued)

	Owned	Serviced with Limited Recourse	Managed
	(dollars are in millions)
Credit Loss Reserves:

Three months ended September 30, 2004
Reserves for receivables at beginning of quarter	$3,795	$1,904	$5,699
Provision for credit losses	1,123	(232)	891
Charge-offs, net of recoveries	(969)	(394)	(1,363)
Other, net	4	(32)	(28)

Reserves for receivables at end of quarter	$3,953	$1,246	$5,199

Receivables	$106,437	$20,175	$126,612
Credit loss reserves as a percent of receivables	3.71%	6.18%	4.11%

Three months ended June 30, 2004
Reserves for receivables at beginning of quarter	$3,753	$2,159	$5,912
Provision for credit losses	997	148	1,145
Charge-offs, net of recoveries	(966)	(401)	(1,367)
Other, net	11	(2)	9

Reserves for receivables at end of quarter	$3,795	$1,904	$5,699

Receivables	$99,432	$22,836	$122,268
Credit loss reserves as a percent of receivables	3.82%	8.34%	4.66%

Three months ended September 30, 2003
Reserves for receivables at beginning of quarter	$3,659	$1,980	$5,639
Provision for credit losses	1,001	420	1,421
Charge-offs, net of recoveries	(899)	(435)	(1,334)
Other, net	18	(11)	7

Reserves for receivables at end of quarter	$3,779	$1,954	$5,733

Receivables	$93,028	$24,109	$117,137
Credit loss reserves as a percent of receivables	4.06%	8.10%	4.89%

Household International, Inc.

Reconciliation to GAAP Financial Measures

Credit Quality/Credit Loss Reserves (continued)

	Owned	Serviced with Limited Recourse	Managed
	(dollars are in millions)
Nonperforming Assets:

September 30, 2004
Nonaccrual receivables	$2,891	$585	$3,476
Accruing receivables 90 or more days delinquent	905	296	1,201
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,797	881	4,678
Real estate owned	601	—	601

Total nonperforming assets	$4,398	$881	$5,279

Credit loss reserves as a percent of nonperforming receivables	104.1%	—	111.1%

June 30, 2004
Nonaccrual receivables	$2,833	$673	$3,506
Accruing receivables 90 or more days delinquent	850	285	1,135
Renegotiated commercial loans	1	—	1

Total nonperforming receivables	3,684	958	4,642
Real estate owned	624	—	624

Total nonperforming assets	$4,308	$958	$5,266

Credit loss reserves as a percent of nonperforming receivables	103.0%	—	122.8%

September 30, 2003
Nonaccrual receivables	$3,197	$747	$3,944
Accruing receivables 90 or more days delinquent	883	305	1,188
Renegotiated commercial loans	2	—	2

Total nonperforming receivables	4,082	1,052	5,134
Real estate owned	543	—	543

Total nonperforming assets	$4,625	$1,052	$5,677

Credit loss reserves as a percent of nonperforming receivables	92.6%	—	111.7%